EXHIBIT 31.1

PRINCIPAL EXECUTIVE

OFFICER CERTIFICATION

PURSUANT TO
SECURITIES EXCHANGE ACT OF 1934 RULE 13a

-14(a)/15d-14(a), AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES

-OXLEY ACT OF 2002

I, John P.

D. Cato, certify that:

1.

I have reviewed this Annual Report on Form 10-K of The Cato

Corporation (the “registrant”);

2.

Based on

my knowledge,

this report

does not

contain any

untrue statement

of a

material fact

or omit

to state

a
material fact necessary to make

the statements made, in light of

the circumstances under which such

statements were
made, not misleading with respect to the period covered by this report;

3.

Based on

my knowledge,

the financial

statements, and

other financial

information included

in this

report, fairly
present in all material respects the financial condition,

results of operations and cash flows of the

registrant as of, and
for, the periods presented in this report;

4.

The registrant’s other certifying

officer and I are responsible

for establishing and maintaining disclosure controls

and
procedures (as defined in

Exchange Act Rules 13a-15(e)

and 15d-15(e)) and internal

control over financial reporting
(as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))

for the registrant and have:

a)

Designed such

disclosure controls

and procedures,

or caused

such disc

losure controls

and procedures

to be
designed under

our supervision,

to ensure

that material

information relating

to the

registrant, including

its
consolidated subsidiaries, is

made known to

us by others

within those entities,

particularly during the

period in
which this report is being prepared;

b)

Designed such internal

control over

financial reporting, or

caused such internal

control over financial

reporting
to be

designed under

our supervision,

to provide

reasonable assurance

regarding the

reliability of

financial
reporting and the preparation of

financial statements for external purposes

in accordance with generally

accepted
accounting principles;

c)

Evaluated the effectiveness of

the registrant’s disclosure

controls and procedures and

presented in this report our
conclusions about the effectiveness

of the disclosure controls and procedures,

as of the end of the period

covered
by this report based on such evaluation; and

d)

Disclosed in

this report

any change

in the

registrant’s internal

control over

financial reporting

that

occurred during the

registrant’s most

recent fiscal quarter

(the registrant’s

fourth fiscal quarter

in the case

of an
annual report)

that has

materially affected,

or is

reasonably likely

to materially

affect, the

registrant’s internal
control over financial reporting; and

5.

The registrant’s

other certifying officer

and I have

disclosed, based on

our most recent evaluation

of internal control

over
financial reporting,

to the

registrant’s auditors

and the

audit committee

of registrant’s

board of

directors (or

persons
performing the equivalent functions):

a)

All significant

deficiencies and

material weaknesses

in the

design or

operation of

internal control

over financial
reporting which

are reasonably

likely to

adversely affect

the registrant’s

ability to

record, process,

summarize and
report financial information; and

b)

Any fraud, whether

or not material,

that involves management

or other employees

who have a

significant role in

the
registrant’s internal control over

financial reporting.

Date: March 29, 2021

/s/ John P.

D. Cato
John P.

D. Cato
Chairman, President and
Chief Executive Officer